Exhibit 10.11

SEVENTH AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER (this “Agreement”) dated as of June 25, 2019 (the “Seventh Amendment Effective Date”) is entered into among VENUS CONCEPT CANADA CORP., an Ontario corporation (“Venus Canada”), VENUS CONCEPT USA INC., a Delaware corporation (“Venus USA” and together with Venus Canada, each a “Borrower” and collectively, the “Borrowers”), VENUS CONCEPT LTD., an Israeli corporation (the “Parent”), the Lenders party hereto and MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Parent, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of October 11, 2016 (as amended by that certain First Amendment to Credit Agreement and Investment Documents dated as of May 25, 2017, that certain Second Amendment to Credit Agreement and Consent Agreement dated as of February 15, 2018, that certain Third Amendment to Credit Agreement and Waiver dated as of August 14, 2018, that certain Fourth Amendment to Credit Agreement dated as of January 11, 2019, that certain Fifth Amendment to Credit Agreement dated as of March 15, 2019, that certain Sixth Amendment to Credit Agreement and Consent dated as of April 25, 2019, and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Credit Agreement be amended to provide for certain modifications of the terms of the Credit Agreement;

WHEREAS, the Loan Parties failed to maintain Liquidity at the applicable level set forth in Section 8.17(a) of the Credit Agreement for the period commencing on June 12, 2019 and ending on the Seventh Amendment Effective Date by permitting Unrestricted Cash of the Borrowers held in accounts for which the Administrative Agent has received a Qualifying Control Agreement to fall to $386,379 at its lowest point during such period (the “Existing Event of Default”);

WHEREAS, the Loan Parties have requested that the Lenders waive the Existing Event of Default;

WHEREAS, the Lenders are willing to amend the Credit Agreement and waive the Existing Event of Default, in each case, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective as of the Seventh Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order to read as follows:

“2019 Convertible Note Documents” means the 2019 Convertible Note Purchase Agreement and each 2019 Convertible Note.

“2019 Convertible Note Holders” means EW Healthcare Partners, L.P., EW Healthcare Partners-A, L.P., HealthQuest Partners II, L.P., and Longitude Venture Partners II, L.P.

“2019 Convertible Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of the Seventh Amendment Effective Date, by and among the Parent, Restoration Robotics, Inc., a Delaware Corporation, the 2019 Convertible Note Holders and any Additional 2019 Convertible Note Holders from time to time party thereto.

“2019 Convertible Note Subordination Agreement” means that certain Subordination Agreement, dated as of the Seventh Amendment Effective Date, by and among the 2019 Convertible Note Holders, the Administrative Agent, the Loan Parties and any Additional 2019 Convertible Note Holders from time to time party thereto.

“2019 Convertible Notes” means those certain unsecured senior subordinated convertible promissory notes issued by the Parent pursuant to the 2019 Convertible Note Purchase Agreement in substantially the form of Exhibit A to the 2019 Convertible Note Purchase Agreement.

“Additional 2019 Convertible Note Holder” means each Person who holds 2019 Convertible Notes issued by the Parent after the Seventh Amendment Effective Date; provided, that, each Additional 2019 Convertible Note Holder shall be reasonably acceptable to the Administrative Agent.

“Permitted Restoration Robotics Note” means that certain Subordinated Promissory Note, dated on or about the Seventh Amendment Effective Date, delivered by Restoration Robotics, Inc., a Delaware corporation, in favor of the Parent, in the amount of $2,500,000, as in effect on the Seventh Amendment Effective Date.

“Seventh Amendment Effective Date” means June 25, 2019.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” appearing therein in its entirety to read as follows:

“Loan Documents” means this Agreement, each Note, each Joinder Agreement (or such other documents as the Administrative Agent shall reasonably request pursuant to Section 7.12 for such purpose), each Collateral Document, the Fee Letter, each Approval for Consortium Arrangement Letter, any intercreditor agreement entered into in connection with Permitted Senior Revolving Credit Indebtedness, each Qualified Subordinated Debt Subordination Agreement, the 2019 Convertible Note Subordination Agreement, and any other agreement, instrument or document designated by its terms as a “Loan Document” (but specifically excluding the Warrants, the Warrant Issuance Agreement, the ROFR Side Letter, the Third Amendment STA and the Conversion Side Letter).

(c) Section 8.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) (i) Permitted Acquisitions, (ii) Approved Strategic Investments and (iii) the Permitted Restoration Robotics Note;

(d) Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (j) thereof; (ii) deleting the “.” appearing at the end of clause (k) thereof and replacing it with “; and”; and (iii) adding a new clause (l) thereto to read as follows:

(l) unsecured Indebtedness pursuant to the 2019 Convertible Note Documents, in an aggregate principal amount not to exceed $15,000,000; provided, that, the 2019 Convertible Note Subordination Agreement remains in full force and effect; provided, further, that, (i) each Additional 2019 Convertible Note Holder, if any, has become a party to the 2019 Convertible Note Subordination Agreement as a “Subordinated Creditor” (as defined in the 2019 Convertible Note Subordination Agreement) and (ii) the Loan Parties shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer of each of the Loan Parties attaching true, correct and complete copies of any 2019 Convertible Notes issued by the Parent to an Additional 2019 Convertible Note Holder.

(e) Section 8.12 of the Credit Agreement is hereby amended by adding new clauses and (g) thereto to read as follows:

(f) Amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of the 2019 Convertible Note Documents in a manner adverse to the Administrative Agent or any Secured Party or in violation of the terms and provisions of the 2019 Convertible Note Subordination Agreement.

(g) Amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of the Permitted Restoration Robotics Note in a manner adverse to the Administrative Agent or any Secured Party.

(f) Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the “.”appearing at the end of clause (o) thereof and replacing it with “; or”‘; and (ii) adding a new clause (p) thereto to read as follows:

(p) There occurs an “Event of Default” (or any comparable term) under, and as defined in, any 2019 Convertible Note Document; provided, that, prior to the Administrative Agent taking any action set forth in the Investment Documents in reliance on such event, to the extent any such event is waived under the 2019 Convertible Note Documents (and in accordance with the terms thereof), such event shall be deemed not to constitute an Event of Default pursuant to this clause (p) (it being understood and agreed that nothing contained in this clause (p) shall prevent any such event from otherwise constituting an Event of Default pursuant to any other clause of this Section 9.01 and it being further understood and agreed that, to the extent the Administrative Agent shall have taken any action set forth in the Investment Documents in reliance on such event prior to any waiver under the 2019 Convertible Note Documents (and in accordance with the terms thereof), this proviso shall be inapplicable and such Event of Default hereunder shall not be impacted by any waiver under the 2019 Convertible Note Documents in any way).

2. Consent. Subject to the other terms and conditions of this Agreement and notwithstanding Section 8.12(d) of the Credit Agreement, the Lenders hereby consent to the modifications to the Permitted Senior Revolving Credit Documents set forth in that certain Consent and Agreement, dated as of the Seventh Amendment Effective Date, by and among the Borrowers and the Permitted Senior Revolving Credit Lender and attached hereto as Exhibit A. The above consent shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 8.12(d) of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.12(d) of the Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable Law.

3. Waiver. Subject to the other terms and conditions of this Agreement, the Lenders hereby waive the Existing Event of Default. The above waiver shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of the Credit Agreement (including, for the avoidance of doubt, Section 7.02(e) thereof) or any other duty, term, condition or covenant contained in the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 3. Nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.17 of the Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable Law.

4. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of (i) this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent, and (ii) the 2019 Convertible Note Subordination Agreement duly executed by the 2019 Convertible Note Holders, the Administrative Agent and the Loan Parties;

(b) receipt by the Administrative Agent of a certificate in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer of each of the Loan Parties attaching true, correct and complete copies of (i) the 2019 Convertible Note Documents in effect as of the Seventh Amendment Effective Date and (ii) the Permitted Restoration Robotics Note and any material documents or agreements delivered in connection therewith; and

(c) receipt by Moore & Van Allen PLLC, counsel to the Administrative Agent, of all of its reasonable and documented fees, charges and disbursements in connection with the preparation and negotiation of this Agreement and the documents contemplated hereby.

5. Post-Closing Delivery. Within ten (10) Business Days following the execution of the Permitted Restoration Robotics Note (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrative Agent the Permitted Restoration Robotics Note, together with an allonge or such other assignments as may be necessary or appropriate to perfect the Administrative Agent’s security interest in the Permitted Restoration Robotics Note.

6. Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party, (b) that it is responsible for the observance and full performance of all of the Obligations, including without limitation, the repayment of the Loans and (c) that the Credit Agreement and the other Investment Documents shall remain in full force and effect according to their terms, except as expressly modified or waived by this Agreement. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Law or any of the obligations of the Loan Parties thereunder.

7. Miscellaneous.

(a) This Agreement is a Loan Document.

(b) The Loan Parties hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c) The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d) Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS

VENUS CONCEPT CANADA CORP., an Ontario corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: CEO

VENUS CONCEPT USA INC a Delaware corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: President

PARENT:

VENUS CONCEPT LTD., an Israeli corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: CEO

ADMINISTRATIVE AGENT:

MADRYN HEALTH PARTNERS. LP, a Delaware limited partnership

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member

LENDERS:

MADRYN HEALTH PARTNERS, LP. a Delaware limited partnership

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER) LP

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member